UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2021

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

East Resources Acquisition Company (the “Company”) is saddened to report that Allen F. Sobol, a member of the Board of Directors (the “Board”) of the Company, passed away on April 4, 2021. Mr. Sobol served as an independent member and the chairman of the Board’s Audit Committee and as an independent member of the Board’s Compensation Committee.

On April 6, 2021, the Company notified the Nasdaq Stock Market (“Nasdaq”) of Mr. Sobol’s death that, because of the loss, the Company is temporarily not in compliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b)(1), 5605(c)(2)(A) and 5605(d)(2)(A) regarding the composition of the Board, Audit Committee and Compensation Committee, respectively, because a majority of the Board is not comprised of independent directors, the Audit Committee is not comprised of at least three independent directors and the Compensation Committee is not comprised of at least two independent directors.

In accordance with Nasdaq Listing Rules 5605(b)(1)(A), 5605(c)(4) and 5605(d)(4), the Company has an automatic cure period in order to regain compliance with Nasdaq Listing Rules 5605(b)(1), 5605(c)(2)(A) and 5605(d)(2)(A), respectively. The Company expects to regain compliance with such rule by filling Mr. Sobol’s vacancy on the Board, Audit Committee and Compensation Committee with a new independent director who satisfies the applicable requirements of the Nasdaq Listing Rules prior to the expiration of the cure period provided under Nasdaq Listing Rule 5605.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: April 8, 2021	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

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